Exhibit 10.18
                          AMENDMENT NO. 1
                                TO
                       EMPLOYMENT AGREEMENT


     This Amendment No. 1 to Employment Agreement is made as of the 31st day of October, 1998, by and between Stewart Enterprises, Inc., a Louisiana corporation (the "Company"), and Gerard C. Alexander (the "Employee").

                       W I T N E S S E T H:

     WHEREAS, the Company has entered into an Employment Agreement with the Employee dated as of August 1, 1995 (the "Employment Agreement");

     WHEREAS, the Employee has agreed to serve as the Company's Executive Vice President - Special Corporate Projects; and

     WHEREAS, the Company and the Employee have agreed to a change in the Employee's salary, effective November 1, 1998, and a change in the bonus for which the Employee is eligible, effective November 1, 1997, as set forth herein.

     NOW THEREFORE, the Company and the Employee agree as follows:

     SECTION 1. Except as expressly amended herein, all of the terms and provisions of the Employment Agreement shall remain in full force and effect.

     SECTION 2. The second paragraph of Article I, Section 1 of the Employment Agreement is hereby amended in its entirety as follows:

          1. CAPACITY AND DUTIES OF EMPLOYEE. The Employee is employed by the Company to render services on behalf of the Company as Executive Vice President - Special Corporate Projects. As the Executive Vice President - Special Corporate Projects, the Employee shall perform such duties as are assigned to the individual holding such title by the Company's Bylaws and such other duties, consistent with the Employee's job title, as may be prescribed from time to time by the Board of Directors of the Company and/or the Company's Chief Executive Officer.

     SECTION 3. Article II, Section 1 of the Employment Agreement is hereby amended to read in its entirety as follows:

          1. SALARY. Effective November 1, 1998, a salary ("Base Salary") at the rate of $200,000 per fiscal year of the Company ("Fiscal Year"), payable to the Employee at such intervals as other salaried employees of the Company are paid. For Fiscal Years ending prior to November 1, 1998, the Employee's Base Salary shall be as set forth in the employment agreement in effect for the relevant period.

     SECTION 4. Article II, Section 2 of the Employment Agreement is hereby amended to read in its entirety as follows:

          2. BONUS. (a) For the period beginning November 1, 1997, the Employee shall be eligible to receive an incentive bonus ("Bonus") determined as provided below. The maximum bonus per Fiscal Year for which the Employee shall be eligible ("Maximum Bonus") shall be determined in accordance with the Company's Executive Maximum Bonus Calculation Statement attached as Exhibit A hereto. For the Fiscal Year ending October 31, 1998, for purposes of such calculation, the Employee's Maximum Bonus shall be:

                    *   $0 at the Below Threshold level
                    *   $45,000 at the Threshold level
                    *   $200,000 at the Target level
                    *   $270,000 at the Outstanding level

          (b) For the Fiscal Year ending October 31, 1998, the percentage of the Maximum Bonus that the Employee shall be eligible to receive shall be based upon three factors:

          (i) 25% of the Maximum Bonus will be awarded based on earnings per share growth;

          (ii) 50% of the Maximum Bonus will be awarded based on business unit earnings; and

          (iii) 25% of the Maximum Bonus will be awarded based on the attainment of other objectives that will be established by the Chief Executive Officer and the President.

          (c) Beginning November 1, 1998, for purposes of such calculation, the Employee's Maximum Bonus shall be:

                    *   $0 at the Below Threshold level
                    *   $20,000 at the Threshold level
                    *   $100,000 at the Target level
                    *   $150,000 at the Outstanding level

          (d) Beginning November 1, 1998, the percentage of the Maximum Bonus that the Employee shall be eligible to receive shall be based upon two factors:

          (i) 75% of the Maximum Bonus will be awarded based on earnings per share growth; and

          (ii) 25% of the Maximum Bonus will be awarded based on the attainment of other objectives that will be established by the Chief Executive Officer and the President.

          (e) The Bonus shall be paid in cash no later than 30 days following the filing of the Company's annual report on Form 10-K for the Fiscal Year in which the Bonus has been earned.

          (f) With respect to Fiscal Years prior to the Fiscal Year ending October 31, 1998, the Employee's Bonus shall be as set forth in the employment agreement in effect for the relevant period.

     SECTION 5. AMENDMENT TO ARTICLE III, SECTION 4. Article III, Section 4, paragraph (a), subparagraphs (i) and (ii) of the Employment Agreement are hereby amended to read in their entirety as follows:

          (i)  the  assignment  to  the  Employee  of  any  duties  or responsibilities that are inconsistent with the Employee's status, title and position as Executive Vice President - Special Corporate Projects;

          (ii) any removal of the Employee from, or any failure to reappoint or reelect the Employee to, the position of Executive Vice President - Special Corporate Projects, except in connection with a termination of Employee's status as an employee as permitted by this Agreement;


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and signed as of the date indicated above.



                                   STEWART ENTERPRISES, INC.


                                   By: /s/ JAMES W. MCFARLAND
                                       -----------------------
                                           James W. McFarland
                                    Compensation Committee Chairman


                                   EMPLOYEE:

                                       /s/ GERALD C. ALEXANDER
                                      ------------------------
                                           Gerard C. Alexander